UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)  March 9, 2011
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                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                This Report Contains 4 Pages.

Item 2.02   Results of Operations and Financial Condition.

J. W. Mays, Inc. issued a press release on March 9, 2011, reporting its financial results for the three and six months ended January 31, 2011. The press release reported revenues for the three and six-month periods ended January 31, 2011, and net income (loss) for the three and six-month periods ended January 31, 2011, and provided a comparison for revenues and net income to the three and six-month period ended October 31, 2010.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
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                                                           (Registrant)



Dated:   March 10, 2011                               By:  Mark Greenblatt
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                                                    Mark Greenblatt
                                                    Executive Vice President
                                                    Principal Financial Officer

Press Release
                                                                  Exhibit 99(i)


                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
            FOR THREE MONTHS AND SIX MONTHS ENDED JANUARY 31, 2011



J. W. Mays, Inc. today reported its financial results for the three and six months ended January 31, 2011.

Revenues from Continuing Operations for the three months ended January 31, 2011, were $3,706,931 compared to revenues of $3,624,822 in the comparable 2010 three-month period, while revenues from Continuing Operations for the six months ended January 31, 2011, were $7,315,221 compared to revenues of $7,378,074 in the comparable 2010 six-month period.

Net loss from Continuing Operations for the three months ended January 31, 2011, was ($5,614), or ($.00) per share, compared to net income from Continuing Operations of $110,503, or $.06 per share, in the comparable 2010 three-month period.

Net income from Continuing Operations for the six months ended January 31, 2011, was $169,341, or $.08 per share, compared to net income from Continuing Operations of $439,337, or $.22 per share, in the comparable 2010 six-month period.

Net loss from Discontinued Operations for the three months ended January 31, 2011, was ($177,360), or ($.09)per share, compared to net income from Discontinued Operations of $8,146, or $.00 per share, in the comparable 2010 three-month period.

Net loss from Discontinued Operations for the six months ended January 31, 2011, was ($177,360), or ($.09) per share, compared to a net loss of ($22,234), or ($.01) per share, in the comparable 2010 six-month period.

Net loss for the three months ended January 31, 2011 was ($182,974), or ($.09) per share, compared to net income of $118,649, or $.06 per share, in the comparable 2010 three-month period.

Net loss for the six months ended January 31, 2011, was ($8,019), or ($.01) per share, compared to net income of $417,103, or $.21 per share, in the comparable 2010 six-month period.


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Dated:   March 9, 2011